EXHIBIT 10.3


                 BANK SOFTWARE LICENSE AND DEVELOPMENT AGREEMENT

                          ----------------------------
                                      Among

                                 Filanbanco S.A.

                                 Infordatos S.A.

                                       and

                         Republic National Bank of Miami




                          ----------------------------
                          Dated as of February 12, 1994


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                                Table of Contents

                                                                                                               PAGE
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
Introduction......................................................................................................1
Recitals..........................................................................................................1
ARTICLE I  Defined Terms..........................................................................................2
   SECTION 1.01.           Defined Terms..........................................................................2
ARTICLE II                 License of Microsoft Select Software Projects..........................................5
   SECTION 2.01.           License From Filanbanco to Republic of Microsoft Select Software Products;  New
                           Enrollments; Additional Copies.........................................................5
   SECTION 2.02.           Quarterly Enrollment Reporting; Payments by Republic and Filanbanco....................7
   SECTION 2.03.           Microsoft Services; Maintenance of Microsoft Licensed Software.........................8
   SECTION 2.04.           Copying Licensed Software  Products  Prohibited;  Confidentiality  of Microsoft
                           Agreements.............................................................................9
   SECTION 2.05.           Filanbanco's Warranty as to Microsoft Agreements and Filanbanco's  Authority to
                           License Microsoft Select Software Products.............................................9
   SECTION 2.06.           Filanbanco's Warranty Against Software Infringement: Indemnity.........................9
   SECTION 2.07.           Filanbanco's  Disclaimer  of All Other  Warranties  with  Respect to  Microsoft
                           Licensed Software.....................................................................10
   SECTION 2.08.           Voluntary Termination of License by Republic; Reconveyance to Filanbanco..............11
   SECTION 2.09.           Intent of Sections 2.01 and 2.03 of This Agreement....................................11
ARTICLE III                Joint Development of SABI (USA) System................................................11
   SECTION 3.01.           Teller Software System - Phase A......................................................11
                           (a) Feasibility Study by Parties; Background..........................................11
                           (b) Detailed  Plan of Phase A:  Elements  of Phase,  Phase  Start  Date,  Phase
                               Managers and Personnel Assigned,  Responsible Personnel,  Situs of Work and
                               Completion Dates of Elements of Phase.............................................13
                           (c) Teller Software System Specifications; Programming Work...........................14
                           (d) Testing and Approval Process; Acceptance; Implementation..........................14
                           (e) Payments by Republic..............................................................14
                           (f) Ownership of Teller Software  System;  Quitclaim  Conveyance by Republic to
                               Filanbanco........................................................................15
                           (g) License by Filanbanco to Republic of Teller Software System.......................15
                           (h) Filanbanco's Warranty Against Software infringement indemnity.....................17
                           (i) Filanbanco's  Disclaimer  of  All  Other  Warranties  with  Respect  to the
                               Teller Software-System and Components thereof.....................................18
                           (j) Voluntary Termination of License by Republic; Reconveyance to Filanbanco..........18


                                        i
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   SECTION 3.02.           Other Applications - Subsequent Phases................................................19
   SECTION 3.03.           Force Majeure.........................................................................20
ARTICLE IV                 Future Upgrades, Improvements and Enhancements of SABI (USA) ...........................
                           Systems;Modifications; Cooperation Among Parties......................................20
   SECTION 4.01.           Future   Upgrades,   Improvements   and  Enhancements  of  SABI  (USA)  System;
                           Modifications; Cooperation Among Parties..............................................20
ARTICLE V                  Change of Control of Republic; Continuation of License; Voluntary ......................
                           Termination of SABI (USA) Licenses by Republic; Reconveyance to ........................
                           Filanbanco............................................................................21
   SECTION 5.01.           Change of Control of Republic; Continuation/ Termination of Licenses..................21
   SECTION 5.01            Voluntary   Termination   of  SABI  (USA)   System   License(s)   by  Republic;
                           Reconveyance to Filanbanco............................................................22
ARTICLE VI                 Patent, Trademark and Copyright Registration Obligations..............................23
   SECTION 6.01.           Affixation of Copyright Notice an System Media........................................23
   SECTION 6.02.           Patent, Trademark and Copyright Protection in the United States and Florida...........23
   SECTION 6.03.           Patent, Trademark and Copyright Protection in Ecuador.................................24
ARTICLE VII                Consent by Filanbanco.................................................................25
   SECTION 7.01.           Consent by Filanbanco.................................................................25
ARTICLE VIII               Compliance with Rederal Reserve Act...................................................25
   SECTION 8.01.           Compliance with Federal Reserve Act...................................................25
ARTICLE IX                 Confidentiality.......................................................................26
   SECTION 9.01.           Confidentiality.......................................................................26
ARTICLE X                  Consent to Jurisdiction...............................................................27
   SECTION 10.01.          Filanbanco Consent to Jurisdiction....................................................27
ARTICLE XI                 Miscellaneous.........................................................................27
   SECTION 11.01.          No Waiver.............................................................................28
   SECTION 11.02.          Amendments/Waivers in Writing.........................................................28
   SECTION 11.03.          Notices...............................................................................28
   SECTION 11.04.          English Language/Dollar Values to Control.............................................29
   SECTION 11.05.          Binding Effect; Assignments not Permitted.............................................30
   SECTION 11.06.          Governing Law.........................................................................30
   SECTION 11.07.          Severability of Provisions............................................................30
   SECTION 11.08.          Headings..............................................................................30
   SECTION 11.09.          Execution in Counterparts.............................................................30
TESTIMONIUM .....................................................................................................
EXECUTION........................................................................................................
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                                       ii
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                 BANK SOFTWARE LICENSE AND DEVELOPMENT AGREEMENT

         This Agreement dated as of February 12, 1994, by and between FILANBANCO S.A., a banking corporation organized under the laws of the Republic of Ecuador (hereinafter called "FILANBANCO"), INFORDATOS S.A., a bank service company organized under the laws of the Republic of Ecuador and a wholly-owned subsidiary of Filanbanco (hereinafter called "Infordatos"), and REPUBLIC NATIONAL BANK OF MIAMI, a national banking association organized under the laws of the United States of America (hereinafter called "REPUBLIC"),

                              W I T N E S S E T H:

         WHEREAS, by virtue of common ownership, Filanbanco and Infordatos on the one hand and Republic on the other are affiliated corporations; and

         WHEREAS, the parties wish to collaborate in the development of a fully integrated bank software system for use in Republic's business operations and for marketing in the United States, having applications to the teller function and, possibly, other commercial banking functions and to be known as the "SABI
(USA) System"; and

         WHEREAS, Filanbanco is a party to agreements with Microsoft Corporation under which Filanbanco is entitled to obtain licenses to use certain Microsoft Select Software Products useful in the development and operation of an integrated bank software system and to sublicense such Products to its affiliates (including Republic), and to receive the benefit of volume pricing with respect to Microsoft Select Software Products which it licenses and sublicenses, and Filanbanco is willing to extend the benefits of such agreements with Microsoft Corporation to Republic under this Agreement; and

         WHEREAS, the parties have heretofore met and agreed as to the feasibility of the project, to a detailed plan for the development of an integrated bank teller software system as Phase A of the project, and to target dates for the completion of the various elements of Phase A, and have assigned personnel within their respective organizations as having specified responsibilities in connection with the Phase A development work, and are entering into this Agreement for the purpose of providing for the grant by Filanbanco to Republic of licenses to Microsoft Select Software Products selected by Republic for use in connection with the project and setting forth the terms and conditions under which the Phase A teller system and, perhaps, other bank software systems will be developed and implemented by the parties; and

         WHEREAS, it is contemplated that Filanbanco will be the owner of any software product(s) developed by the parties hereunder and included in the SABI
(USA) System upon completion of the project, and that Republic will receive a royalty free, nonexclusive, perpetual license to use such software products in its business at locations in the United States and other countries in which Republic may at any time and from time to time have an authorized branch;

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         SECTION 1.01. DEFINED TERMS. As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

         "AGREEMENTS WITH MICROSOFT" means the Microsoft Select Master Agreement and the Microsoft Select Enrollment Agreement, collectively.

         "BUSINESS DAY" means a day on which both Filanbanco and Republic are open to the general public for the purpose of carrying on substantially all of their banking functions at their respective main offices.

         "CHANGE OF CONTROL" has the meaning assigned to that term in Section
5.01 of this Agreement.

         "CONFIDENTIAL INFORMATION" has the meaning assigned to that term in
Section 9.01 hereof.

         "DOLLAR" and the sign "$" mean lawful money of the United States of America.

         "DOS" means Disk Operating System.

         "EXHIBIT A" means Exhibit A attached to this Agreement and hereby made a part of this Agreement.

         "EXHIBIT B" means Exhibit B attached to this Agreement and hereby made a part of this Agreement, as said Exhibit may be supplemented from time to time pursuant to Section 2.01 of this Agreement.

         "EXHIBIT B-1" means Exhibit B-1 attached to this Agreement and hereby made a part of this Agreement.

         "EXHIBIT C" means Exhibit C attached to this Agreement and hereby made a part of this Agreement, as said Exhibit may be supplemented from time to time pursuant to Section 3.01(b) of this Agreement.

         "EXHIBIT C-1" means Exhibit C-1 attached to this Agreement and hereby made a part of this Agreement.

         "EXHIBIT C-2" means Exhibit C-2 attached to this Agreement and hereby made a part of this Agreement.

         "EXHIBIT D" means Exhibit D attached to this Agreement and hereby made a part of this Agreement, as said Exhibit may be supplemented from time to time pursuant to Section 3.01(c) of this Agreement.

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         "EXHIBIT D-1" means Exhibit D-1 attached to this Agreement and hereby made a part of this Agreement.

         "EXHIBIT E" means Exhibit E attached to this Agreement and hereby made a part of this Agreement.

         "EXHIBIT F" means Exhibit F attached to this Agreement and hereby made a part of this Agreement, as said Exhibit may be supplemented from time to time pursuant to Section 3.01(g) of this Agreement.

         "EXHIBIT F-1" means Exhibit F-1 attached to this Agreement and hereby made a part of this Agreement.

         "FILANBANCO" has the meaning assigned to that term in the introduction to this Agreement.

         "IBM" means International Business Machines Corporation, a New York Corporation, USA.

         "INFORDATOS" has the meaning assigned to that term in the introduction to this Agreement.

         "INTELLECTUAL PROPERTY RIGHTS AGREEMENT" means that certain agreement between the Government of the United States of America and the Government of Ecuador dated October 15, 1993, entitled "Agreement Concerning the Protection and Enforcement of Intellectual Property Rights Between the Government of the United States of America and the Government of Ecuador", as the same may at any time and from time to time be amended or supplemented and in effect.

         "LARGER ACCOUNT RESELLER" means the organization named and acting from tine to time as the "Large Account Reseller" under the Microsoft Select Enrollment Agreement, currently Maint Cia Ltda, a Ecuadorian Company.

         "MEMBER BANK" has the meaning assigned to that term in Section 8.01 of this Agreement.

         "MICROSOFT" means Microsoft Corporation, a Washington corporation, having its principal office in the United States on the date of this Agreement at One Microsoft Way, Redwood, Washington, USA 98052-6399.

         "MICROSOFT AGREEMENTS" means the Microsoft Select Master Agreement and the Microsoft Select Enrollment Agreement, collectively.

         "MICROSOFT LICENSED SOFTWARE" or "LICENSED SOFTWARE" means, at the time any reference thereto is made, the software products then subject to the license from Filanbanco to Republic under Section 2.01 hereof, whether or not any such software product is then described on Exhibit B or any supplement to Exhibit B added to this Agreement pursuant to
Section 2.01 of this Agreement.

         "MICROSOFT SELECT ENROLLMENT AGREEMENT" means that certain agreement entitled "Microsoft Select Enrollment Agreement" and assigned Select Agreement Number 27-00003, between Filanbanco and Microsoft, a true and correct copy of which as initially in effect is attached to this Agreement as Exhibit A, by which, among other things, Filanbanco, as "Select Customer", (i) designated Republic as a "Lead Customer Affiliate" to acquire licenses from Filanbanco to Microsoft Select Software Products covered by the Microsoft Variable License Pak and the Microsoft Variable License Pak for Maintenance available under the Microsoft Select Master Agreement, and (ii) enrolled, under the Microsoft Variable License Pak for Maintenance see definition of Microsoft Select Master Agreement, the Microsoft Select Software Products licensed or to be licensed by Filanbanco in the Applications, Systems and Server product pools, as said agreement may at any time and from time to time be amended or modified and in effect.

         "MICROSOFT SELECT MASTER AGREEMENT" means that certain agreement entitled "Microsoft Select Master Agreement" and assigned Select Agreement Number 27-00003, between Filanbanco and Microsoft, a true and correct copy of which as initially in effect is attached to this Agreement as Exhibit A, by which, among other things, Filanbanco, as "Lead Customer", designated Republic to become a "Select Customer" entitled, under the agreement, to acquire licenses to use and reproduce one or more Microsoft Select Software Products covered by the so-called "Microsoft Variable License Pak" and the "Microsoft Variable License Pak for Maintenance" available under the agreement, as said agreement may at any time and from time to time be amended or modified and in effect. The Microsoft Variable License Pak covers application software products, system software products and server software products. The Microsoft Variable License Pak for Maintenance allows the Select Customer to receive certain successor products and certain product and maintenance upgrades from Microsoft with respect to software products which the Select Customer "enrolls" under an enrollment agreement entered into with Microsoft, upon payment of a fixed and non-cancelable fee payable under the enrollment agreement.

         "MVLP SOFTWARE PRODUCTS" has the meaning assigned to that term in
Section 2.01 of this Agreement.

         "ONLINE SIGNATURE SOFTWARE" means the OnLine Signature Software licensed to Republic by Filanbanco pursuant to the OnLine Signature Software License and Development Agreement.

         "ONLINE SIGNATURE SOFTWARE LICENSE AND DEVELOPMENT AGREEMENT" means that certain agreement entitled "OnLine Signature Software License and Development Agreement" dated as of February 12, 1994 between and among Filanbanco, Infordatos and Republic, providing, among other things, for a license to Republic of OnLine Signature Software owned by Filanbanco and for the further development of said software by the parties for use in Republic's business, as said agreement may at any time and from time to time be amended or modified and in effect.

         "ORIGINAL VERSION OF DETAILED PLAN OF PHASE A" has the meaning assigned to that term in Section 3.01(b) hereof.

         "PERSON" means a natural person or a trust, estate, partnership, corporation unincorporated association, joint venture, joint stocks company, government (or any agency or subdivision of any government) or other entity of any kind, domestic or foreign.

         "PERIPHERAL EQUIPMENT" means the disk drives, tape drives, servers, interfaces, modems, monitors, console printers, remote printers and other items of equipment used on or in connection with the Republic Host Mainframe.

         "PHASE A ACCEPTANCE DATE" has the meaning assigned to that term in
Section 3.01(d) hereof.

         "PHASE ACCEPTANCE DATE" means the date of acceptance by Republic of a bank software program developed by the parties under Article III of this Agreement, including the Phase A Acceptance Date.

         "REPUBLIC" has the meaning assigned to that term in the introduction to this Agreement.

         "SABI PROJECT" means the computer software development project contemplated by Article III of this Agreement.

         "SABI (USA) SYSTEM" means the integrated bank software system developed and to be developed by the parties under Article III of this Agreement and assigned the trade name "SABI (USA) System" by Filanbanco as owner of the System.

         "TELLER SYSTEM LICENSED SOFTWARE" means, at any time any reference thereto is made, the Teller Software System applications, modules and enhancements then subject to the license from Filanbanco under Section 3.01(g) hereof, whether or not any such software product is then described on Exhibit F or any supplement to Exhibit F added to this Agreement pursuant to Section 3.01(g) of this Agreement.

         "UNITED STATES" or "USA" means the United States of America and its territories.

                                   ARTICLE II

                  LICENSE OF MICROSOFT SELECT SOFTWARE PRODUCTS

         SECTION 2.01. LICENSE FROM FILANBANCO TO REPUBLIC OF MICROSOFT SELECT SOFTWARE PRODUCTS; NEW ENROLLMENTS; ADDITIONAL COPIES.

         Subject to the provisions of Section 5.01 of this Agreement, Filanbanco hereby grants to Republic a non-exclusive, perpetual license to use the Microsoft Select Software Products listed on Exhibit B (as said Exhibit may be supplemented from time to time as hereinafter provided) in its business at locations in the United States and other countries in which Republic may at any time and from time to time have an authorized office or branch, including all successor products and product and maintenance upgrades issued by Microsoft from time to time with respect to such licensed Software Products, effective as of the "Effective Date" specified in
Exhibit 1B or relevant supplement thereto, and otherwise in accordance with the further provisions of this Section.

         Filanbanco shall provide the Microsoft Licensed Software to Republic in the form (CD-ROM disks, 3.5" floppy disks or other media) supplied to Filanbanco under the Microsoft Select Master Agreement by Microsoft or by the Large Account Reseller, promptly following the "Effective Date" specified in Exhibit B or the relevant supplement to Exhibit B.

         The Microsoft Licensed Software may be used only on an IBM Personal Computer, utilizing a DOS or Windows operating system, or on compatible computer hardware utilizing a DOS or Windows operating system.

         During the term of the Microsoft Agreements, Republic may order from Filanbanco (i) new Microsoft Select Software Products covered by the Microsoft Variable License Pak (such Software Products being herein sometimes referred to as "MVLP SOFTWARE PRODUCTS") and included in any of the three product pools:
Applications Products, Systems Products and Server Products, and/or (ii) additional copies of MVIP Software products already subject to the license granted by Filanbanco under this Section 2.01, by executing and sending to Filanbanco, in triplicate, in the English language and consecutively numbered (e.g., B-1, B-2, etc.), a supplement to Exhibit B in the form of Exhibit B-1 hereto, completed in accordance with the form except as to "Effective Date".

         Promptly following Filanbanco's receipt of such supplement to Exhibit B, Filanbanco will obtain a license to any such new MVLP Software Product(s) from Microsoft or the Large Account Reseller, or will reproduce the MVLP Software Product(s) already on license to Republic under this Section and as to which Republic has ordered an additional copy or additional copies, and send such new products and/or additional copies to Republic in the form of CD-ROM disks or 3.5" floppy disks, as applicable, together with one copy of the supplement to Exhibit B signed an behalf of Filanbanco by Filanbanco's Project Manager for the SABI Project and completed as to "Effective Date" with the date on which such new product(s), additional copy(ies) and supplement are mailed or personally delivered to Republic, as the case may be. Upon receipt by Republic from Filanbanco of a fully completed and signed copy of the relevant supplement to Exhibit B, this Agreement shall be amended and supplemented as to Exhibit B as provided in the relevant supplement effective as of the "Effective Date" specified therein. From and after the "Effective Date" of any such supplement, each reference in this Agreement to "this Agreement", and the terms "hereof", "hereby", "hereunder" and words of similar import used herein, shall be deemed to be references to this Agreement as amended and supplemented by such supplement.

         Filanbanco shall promptly deliver to Republic hereunder, in the form (CD-ROM disks, 3.5" floppy disks or other media) supplied to Filanbanco under the Microsoft Select Master Agreement by Microsoft or by the Large Account Reseller, reproductions of any successor or upgrade product(s) received from Microsoft or the Large Account Reseller relating to any Microsoft Licensed Software, which successor or upgrade product shall, ipso facto, become subject to the license to Republic under this section 2.01 upon delivery of such successor or upgrade product(s) to Republic, without the necessity for the execution and delivery by Filanbanco of any further or other document, instrument or paper.

         In addition, Filanbanco shall provide to Republic, at the time of delivery to Republic of the first copy of any disk containing any Microsoft Select Software Product becoming subject to the license under this Section 2.01 and without charge to Republic, at least one (1) copy of the current user manual(s) published by Microsoft with respect to such Software Product, and shall provide further copies of any such user manual(s) ordered by Republic at Filanbanco's cost.

         No title to or ownership of any Microsoft Licensed Software is transferred to Republic under this Agreement, and such title or ownership shall at all times remain in Microsoft or other rightful owner.

         Republic shall not make any Microsoft Licensed Software or related user manual(s) available in any form to any Person not a party to this Agreement (i) except in the circumstances described in clauses (c), (d), (e) and (f) of
Section 9.01 hereof, (ii) except to Microsoft, its employees and agents rendering product support services, and (iii) except to employees and agents of the parties concerned with Republic's licensed use of such Licensed Software or the operation of Republic's Host Mainframe and/or any related Peripheral Equipment, to the extent such employees and agents of the parties have a need to know of such matters.

         Filanbanco may terminate the license granted to Republic under this Section, and require Republic to return all disks containing Microsoft Licensed Software and related user manual(s), if Republic shall fail to comply with the penultimate paragraph of this Section 2.01 or with Section 2.04 of this Agreement.

         SECTION 2.02. QUARTERLY ENROLLMENT REPORTING; PAYMENTS BY REPUBLIC AND FILANBANCO

         Within seven (7) days from the last day of each calendar quarter during the term of the Microsoft Select Enrollment Agreement, and within seven (7) days from the date of termination of said Enrollment Agreement, Republic shall deliver to Filanbanco, by air courier, a report, in both written and electronic form as prescribed by Microsoft, setting forth the number of new MVLP Software Products, and/or additional copies of existing Microsoft Licensed Software, that Republic acquired from or through Filanbanco during such calendar quarter, together with Republic's check, payable in Dollars, for the sum of the Microsoft purchase prices payable with respect to such new MVLP Software Products and/or additional copies so acquired, as such prices are set forth, in Dollars, on the latest update of the Microsoft Select Ecuador-Peru Price List attached to the Microsoft Select Enrollment Agreement or subsequently supplied to Republic by Filanbanco.

         Within fifteen (15) days from the last day of each calendar quarter during the term of the Microsoft Select Enrollment Agreement, and within fifteen
(15) days from the date of termination of said Enrollment Agreement, Filanbanco shall deliver to Microsoft or the Large Account Reseller (as applicable) a report, in both written and electronic form as prescribed by Microsoft, setting forth the number of new licenses, by MVLP Software Product and version number, and/or additional copies of previously licensed MVLP Software Products, acquired by Filanbanco from Microsoft or the Large Account Reseller (as applicable) during such calendar quarter, as well as information regarding licenses to MVLP Software Products which have been acquired and transferred outside of Ecuador by Filanbanco or sublicensed to one or more Lead Company Affiliates of Filanbanco (including any sublicenses of MVLP Software Products granted by Filanbanco to Republic under Section 2.01 hereof) pursuant to the Microsoft Select Master Agreement, and shall remit to Microsoft, or to said Large Account Reseller, as applicable, the sum of the Microsoft purchase prices payable with respect to such new licenses and/or additional copies of MVLP Software Products, to the end that Filanbanco shall not be in breach of the Microsoft Select Enrollment Agreement and thereby provide Microsoft with grounds for termination of said Enrollment Agreement and the Microsoft Variable License Pak selected by Filanbanco under the Microsoft Select Master Agreement.

         SECTION 2.03. MICROSOFT SERVICES; MAINTENANCE OF MICROSOFT LICENSED SOFTWARE

         In accordance with Section 8(a) of the Microsoft Select Master Agreement, Republic, as a "Select Customer" designated by Filanbanco under said Master Agreement, shall be entitled to receive the same free product support services (excluding free telephone support), if any, as are generally available from Microsoft to retail customers in the area in which Republic is located. Accordingly, promptly following the date of execution and delivery by the parties of this Agreement, Filanbanco's Phase A Project: Manager, Sr. Alfredo Ochoa Espinosa, shall arrange, through Microsoft's Select Account Manager in Ecuador, Sr. Alejandro Voysest, for Republic's full participation in the Microsoft Select program for account administration purposes, to include the receipt by Republic under the program of, among other things, advice on education and training offerings by or through Microsoft and assistance with problem situations concerning any Microsoft Licensed Software.

         In addition, as a "Select Customer" designate under the Microsoft Select Master Agreement, and by virtue of the Microsoft Select Enrollment Agreement entered into by Filanbanco with Microsoft, Republic shall be entitled, and has been enrolled, to receive any and all successor or upgrade products released by Microsoft with respect to the MVLP Software Products enrolled by Filanbanco under the Microsoft Variable License Pak for Maintenance Addendum attached to the Microsoft Select Master Agreement. Pursuant to Section 5 of said Addendum, any such product upgrades applicable to Microsoft Licensed Software are to be delivered to Republic, as such designated "Select Customer", via media sets distributed by Microsoft.

         SECTION 2.04. COPYING LICENSED SOFTWARE PRODUCTS PROHIBITED; CONFIDENTIALITY OF MICROSOFT AGREEMENT.

         In accordance with Section 9 of the Microsoft Select Master Agreement, Republic shall use all reasonable efforts to make its employees, agents and other individuals using Microsoft Licensed Software aware of the fact that such Products are licensed from Microsoft; that such Products may only be used subject to the terms of the license(s) contained in the Microsoft Variable License Pak covering such Product(s); and that such Products may not be copied, transferred or otherwise used in violation of such licenses. With each Microsoft Select Software Product initially licensed under Section 2.01 of this Agreement, Filanbanco shall provide Republic with the terms of the license contained in the Microsoft Variable License Pak governing such licensed Product.

         In accordance with Section 12(b) of the Microsoft Select Master Agreement, Republic hereby acknowledges that the terms and conditions of said Master Agreement and the Microsoft Select Enrollment Agreement related thereto are confidential and may not be disclosed to any Person not a party to this Agreement other than Republic's officers and employees, Republic's affiliates (including Filanbanco and Infordatos), their agents and employees, the "Large Account Reseller" designated in the Microsoft Select Enrollment Agreement and the distributor of said Large Account Reseller.

         SECTION 2.05. FILANBANCO'S WARRANTY AS TO MICROSOFT AGREEMENTS AND FILANBANCO'S AUTHORITY TO LICENSE MICROSOFT SELECT SOFTWARE PRODUCTS

         As an inducement to Republic to enter into this Agreement and to accept licenses from Filanbanco of Microsoft Select Software Products hereunder, Filanbanco hereby represents and warrants to Republic that the Microsoft Select Master Agreement and the Microsoft Select Enrollment Agreement are or were each in full force and effect as of the date of this Agreement, and that Filanbanco is not in default or breach under either of said Agreements or any Addendum thereto.

         Subject to Section 2.09 hereof, Filanbanco further represents and warrants to Republic that Filanbanco has good right and lawful authority to license the Microsoft Select Software Products licensed to Republic hereunder, and/or to reproduce Microsoft Select Software Products for licensing to Republic hereunder, in the manner and for the purposes hereby done or contemplated.

         SECTION 2.06. FILANBANCO'S WARRANTY AGAINST SOFTWARE INFRINGEMENT:
INDEMNITY

         As an inducement to Republic to enter into this Agreement and to accept licenses from Filanbanco of Microsoft Select Software Products hereunder, Filanbanco hereby represents and warrants to Republic that, when licensed, delivered, installed and operating on the computer equipment specified in
Section 2.01 hereof, the use by Republic for the purposes contemplated by this Agreement of any Microsoft Licensed Software will not infringe or violate any patent, copyright, trade secret or other proprietary right of any Person not a party to this Agreement.

         Filanbanco shall defend, at its own expense, any claim or suit brought against Republic alleging that Republic's use of any Microsoft Licensed Software (or any component thereof) for the purposes contemplated by this Agreement infringes or has infringed or violates or has violated any patent, copyright, trade secret or other proprietary right of any Person not a party to this Agreement, and shall pay all costs and damages, if any, finally awarded against Republic in any such suit; PROVIDED that Filanbanco is given prompt written notice by Republic of the assertion of any such claim and the commencement of any such suit and is given information, reasonable assistance and the sole authority to defend or settle such claim or suit; AND, PROVIDED, FURTHER, that no settlement of any such claim or suit that would affect in any way any right, power, privilege or remedy of Republic with respect to any matter or thing other than Republic's use of Microsoft Select Software Products shall be entered into by Filanbanco without the prior written approval of Republic.

         In the defense or settlement of any such claim or suit, Filanbanco may obtain for Republic the right to continue the use of the Microsoft Licensed Software which is the subject of such claim or suit, or may replace or modify such Software (or any component thereof) so that it becomes non-infringing, or, if such remedies are not reasonably available to Filanbanco, may grant Republic a refund of the purchase price paid by Republic for its license to use the Microsoft Licensed Software (or component thereof) found to be infringing or in violation of any patent, copyright, trade secret or other proprietary right of any Person not a party to this Agreement, upon the return to Filanbanco of the Licensed Software (or component thereof) found to be so infringing or violative of any such patent, copyright, trade secret or other proprietary rights. In the event that substantially all of the Microsoft Licensed Software is found to be infringing or violative of the patent, copyright, trade secret or other proprietary rights of any Person not a party to this Agreement, and Filanbanco is unable to obtain for Republic the right to continue the use of such Software or to replace or modify the same so that it becomes non-infringing, then Filanbanco will refund the purchase price previously paid by Republic for all Microsoft Licensed Software then subject to this Agreement, upon the return to Filanbanco by Republic of all such Licensed Software and all related user manual(s) then in Republic's possession.

         The obligations of Filanbanco and Republic under this Section 2.06 shall survive the termination of this Agreement and any license granted hereunder to any Microsoft Select Software Product.

         SECTION 2.07. FILANBANCO'S DISCLAIMER OF ALL OTHER WARRANTIES WITH RESPECT TO MICROSOFT LICENSED SOFTWARE

         EXCEPT FOR THE EXPRESS WARRANTIES OF FILANBANCO CONTAINED IN SECTION
2.05 HEREOF, FILANBANCO HEREBY DISCLAIMS ANY AND ALL WARRANTIES WITH RESPECT TO MICROSOFT SELECT SOFTWARE PRODUCTS (AND ANY AND ALL COMPONENTS THEREOF) AT ANY TIME SUBJECT OR BECOMING SUBJECT TO THIS AGREEMENT, INCLUDING WITHOUT LIMITATION, ALL IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

         SECTION 2.08. VOLUNTARY TERMINATION OF LICENSE BY REPUBLIC; RECONVEYANCE TO FILANBANCO

         Republic shall have the right at any time and from time to time, with or without cause, to terminate and reconvey to Filanbanco the license granted to Republic under Section 2.01 of this Agreement with respect to any or all Microsoft Select Software Products subject or becoming subject to this Agreement. Any such reconveyance shall be without recourse upon or warranty by Republic.

         In conjunction with any such termination and reconveyance, Republic shall redeliver to Filanbanco all CD-ROM disks and/or 3.51, floppy disks containing the Software Products reconveyed and all related user manual(s) in Republic's possession, whereupon neither Filanbanco nor Republic: shall have any further obligation or liability to the other with respect to any such Software Products except with respect to matters arising prior to the effective date of such termination, reconveyance and redelivery and except with respect to obligations hereunder (including any indemnities provided for under this Agreement) stated to survive the termination of this Agreement or any license hereunder.

         SECTION 2.09. INTENT OF SECTIONS 2.01 AND 2.03 OF THIS AGREEMENT

         Nothing contained in Section 2.01 or Section 2.03 of this Article II is intended to grant rights to Republic to obtain and use Microsoft Licensed Software or MVLP Software Products, or additional copies thereof, or any successor or upgrade products relating to any Microsoft Licensed Software, or reproductions thereof, or further copies of any user manuals relating to any of the foregoing software products, or any free product support services from Microsoft, or to provide benefits to Republic under the Microsoft Select program, except as the Microsoft Select Master Agreement or the Microsoft Select Enrollment Agreement allows for the granting of such rights or benefits to Republic by Filanbanco, or to impose any obligations on Filanbanco under said Sections beyond those obligations which Filanbanco can fulfill under the Microsoft Agreement.

                                   ARTICLE III

                     JOINT DEVELOPMENT OF SABI (USA) SYSTEM

         SECTION 3.01. TELLER SOFTWARE SYSTEM - PHASE A

              (A)    FEASIBILITY STUDY BY PARTIES; BACKGROUND

         During 1992 and 1993, representatives of the parties met in Guayaquil, Ecuador and Miami, Florida for the purpose of discussing the feasibility of working together to develop for Republic and for marketing by Filanbanco in the United States a technologically advanced integrated bank software system, through the adaptation of a computer bank software system in use by Filanbanco in Ecuador and marketed in Latin American countries, known in Spanish as "Sistemas de Aplicaciones Bancarias Integradas" or "SABI".

         From the point of view of Republic, the primary objectives of the development of a proprietary system were (i) to eliminate reliance by Republic on outside vendors for bank software products and (ii) to make available to Republic a flexible bank software package that could be readily adapted to meet changes in banking regulations in the United States and to provide for applications to new products and services that were not or might not be available from outside vendors, thereby containing future software costs and giving Republic a competitive advantage in its markets. Filanbanco's objective, on the other hand, was to obtain ownership of a technologically advanced bank software system jointly developed with Republic for use in the United States banking market and the benefit of future licensing revenues from licensing the product in the United States, with Republic to be provided with a non-exclusive, royalty-free license to use the system in its own business.

         From their initial discussions, the parties determined that adaptation of SABI to fulfill Republic's software needs and United States marketing expectations was feasible, and a two-phase implementation plan was considered, consisting of the following two groups of applications:

                                   GROUP ONE
                                   ---------

                     /bullet/  Central Information Files
                     /bullet/  Platform/Branch Banker
                     /bullet/  Demand Deposits
                     /bullet/  Savings Deposits
                     /bullet/  Certificates of Deposit
                     /bullet/  Teller Transactions
                     /bullet/  Automated Teller Machine
                     /bullet/  General Ledger

                                   GROUP TWO
                                   ---------

                     /bullet/  Commercial Loans
                     /bullet/  Installment Loans
                     /bullet/  Mortgage Loans
                     /bullet/  Credit Line
                     /bullet/  Investments
                     /bullet/  Budgets
                     /bullet/  Cost Accounting

         Special applications unique to the United States banking market, as well as special features requested by Republic, were discussed at meetings between the parties. It was also initially considered that most of the development work in connection with the project would be carried out by Filanbanco and/or Infordatos in Ecuador.

         As discussions progressed through 1993, it was determined in meetings among the parties held in Guayaquil, Ecuador from November 30, 1993 through December 2, 1993 that it would be Republic's responsibility to develop product and operational requirements and the related software design specifications, utilizing Microsoft software products under a license from Filanbanco supplemented by software programs obtained by Republic from other software vendors; that the project would be carried out in three phases, rather than two phases, with a Teller System (designated as Phase A) to be the first phase; and that the programming effort, based on Republic developed design specifications, would be divided between the parties, with Republic bearing the lion's share of the burden with assistance from Filanbanco and Infordatos.

         (B) DETAILED PLAN OF PHASE A: ELEMENTS OF PHASE, PHASE START DATE, PHASE MANAGERS AND PERSONNEL ASSIGNED, RESPONSIBLE PERSONNEL, SITUS OF WORK AND COMPLETION DATES OF ELEMENTS OF PHASE.

         As a result of the aforesaid meetings among the parties held in Guayaquil from November 30, 1993 through December 2, 1993, a Detailed Plan of Phase A, Teller System and OnLine Signature Program (the latter being a proprietary program licensed by Filanbanco to Republic with which the Teller System programs will interface) was written in English and Spanish (said Detailed Plan being herein referred to as the "ORIGINAL VERSION OF THE DETAILED PLAN OF PHASE A"). A copy of the English version of the Original Version of the Detailed Plan of Phase A is attached to this Agreement as Exhibit C.

         By mutual agreement of the parties, the original version of the Detailed Plan of Phase A was modified as to target dates as set forth in EXHIBIT C-1, and to establish, among other things, the start date for Phase A as February 12, 1994, the date of this Agreement. Reference is made to Exhibit C for the elements of Phase A, the Phase A start date, the Phase managers and personnel assigned to work on Phase A at each company, the personnel responsible for overseeing or supervising completion of the various elements of Phase A at each company, the situs of the work to be carried out under Phase A and the projected completion date of the various elements of Phase A, as of the date of this Agreement.

         The Detailed Plan of Phase A set forth on Exhibit C shall govern the duties and responsibilities of the parties hereunder with respect to the development of a Teller Software System under this Article III, unless and until the Detailed Plan of Phase A shall be further modified by the execution and delivery by the parties, in the English language, of a supplement to Exhibit C in the form of Exhibit C-2, in which event the duties and responsibilities of the parties with respect to the Detailed Plan of Phase A shall be governed by such supplement from and after the "Effective Date" specified therein. From and after the "Effective Date" of any supplement to Exhibit C executed and delivered by the parties, this Agreement shall be amended and supplemented as to Exhibit C as provided in the relevant supplement, which supplement shall become a part of this Agreement as of such "Effective Date". From and after the "Effective Date" of any such supplement, each reference in this Agreement to "this Agreement" and the terms "hereof", "hereby", "hereunder" and words of similar import used herein, shall be deemed to be references to this Agreement as amended and supplemented by such supplement.

         (C) TELLER SOFTWARE SYSTEM SPECIFICATIONS; PROGRAMMING WORK

         Under the Detailed Plan of Phase A attached hereto as Exhibit C, Republic has and has had the chief responsibility for developing the detailed design specifications for the Teller Software System contemplated by the parties. Such design specifications are to be or were developed by Republic and circulated to the Infordatos Technical Manager for review and approval by the target date specified in Exhibit C-1. Said design specifications, as approved by the parties, are or are to be attached to this Agreement as Exhibit D.

         Following approval of the design specifications by the parties, the parties shall mutually determine their respective responsibilities for carrying out the programming work with respect to the various applications and modules comprising the Teller Software System. Such responsibilities shall be or are set forth on a supplement to Exhibit D and include the delivery date of each such application or module. Such applications or modules shall include a source code and object code, be written in the English language and be set forth on CD-ROM disks or 3.5" floppy disks.

         (D) TESTING AND APPROVAL PROCESS; ACCEPTANCE; IMPLEMENTATION

         When all applications and modules comprising the Teller Software System have been written and provided to the parties in the form of CD-ROM disks or 3.5" floppy disks, the various programs shall be tested and approved by the parties in accordance with the Detailed Plan of Phase A attached hereto as Exhibit C or further supplement, if any, to Exhibit C.

         When the relevant parties have finally tested and approved all programs comprising the Teller Software System, the parties shall formally accept the System by executing an Acceptance in the form of Exhibit E, which shall set forth the date of acceptance of the System (which date is herein and in said Exhibit E referred to as the "Phase A Acceptance Date"). Following the Phase A Acceptance Date, Republic shall pay Filanbanco and/or Infordatos for its assistance in developing the Teller Software System, in accordance with paragraph (e) of this Section 3.01, and the parties shall implement the System in their own countries in accordance with the aforementioned Detailed Plan of Phase A attached hereto as Exhibit C as supplemented.

         (E) PAYMENTS BY REPUBLIC

         In consideration of the assistance rendered and to be rendered to Republic by Filanbanco and Infordatos during Phase A of the SABI Project, Republic shall pay to Infordatos the sum of $197,080.00. Said sum (less the aggregate amount of any prior payment(s) made by Republic on account of said sum) shall be payable-by Republic to Infordatos in Dollars, on or within five
(5) days following the Phase A Acceptance Date, by crediting Filanbanco's deposit account with Republic, No. 6000228, for the account of Infordatos, in immediately available funds, upon advice to Filanbanco.

         Except for the foregoing payment by Republic to Filanbanco, each of the parties shall bear its own costs and expenses in carrying out its responsibilities under this Section 3.01 in developing the Teller Software System, including (without limitation) salary and travel expenses and the cost of equipment purchases.

         (F) OWNERSHIP OF TELLER SOFTWARE SYSTEM; QUITCLAIM CONVEYANCE BY REPUBLIC TO FILANBANCO

         It is understood and agreed by the parties that, when development is completed, Filanbanco shall be the owner of the Teller Software System and all applications and modules thereof developed pursuant to this Section 3.01 and
Section 4.01 hereof, but that Filanbanco will grant Republic a non-exclusive, royalty-free, perpetual license to use said System, applications and modules in its business as provided under paragraph (g) of this Section 3.01.

         By way of further assurance to Filanbanco of its complete ownership of the Teller Software System developed pursuant to this Agreement, Republic hereby sells, assigns, conveys, transfers, sets over, delivers and quitclaims unto Filanbanco, effective as of the Phase A Acceptance Date, all of Republic's right, title and interest in and to the Teller Software System and all applications and modules thereof developed pursuant to this Section 3.01, together with the source and object codes applicable thereto, which conveyance is made by Republic without warranty of any kind. Notwithstanding such conveyance, Republic shall be permitted to retain all copies of all disks containing the Teller Software System applications and modules in Republic's possession on the Phase A Acceptance Date and to use such disks in its business in accordance with the license granted to Republic under paragraph (g) of this Section.

         (G) LICENSE BY FILANBANCO TO REPUBLIC OF TELLER SOFTWARE SYSTEM.

         Subject to the provisions of Section 5.01 of this Agreement and to the payment in full by Republic to Infordatos of the sum specified in paragraph (e) of this Section 3.01, Filanbanco hereby grants to Republic a non-exclusive, royalty-free, perpetual license to use the Teller Software System and all applications and modules listed on Exhibit F (as said Exhibit may be supplemented from time to time as hereinafter provided), together with the source and object codes applicable thereto, in its business at locations in the United States and other countries in which Republic may at any time and from time to time have an authorized office or branch, including all additional applications, modules and enhancements developed with respect to the Teller Software System pursuant to Section 4.01 hereof, and the source and object codes applicable thereto, effective as of the "Effective Date" specified in Exhibit F or relevant supplement thereto, and otherwise in accordance with the further provisions of this Section.

         If not in Republic's possession an the Phase A Acceptance Date, or when further applications, modules or enhancements to the Teller Software System are developed, Filanbanco shall provide the Teller System Licensed Software to Republic in the form of CD-ROM disks or 3.5" floppy disks, promptly following the "Effective Date" specified in Exhibit F or relevant supplement, if any, to Exhibit F.

         The Teller System Licensed Software may be used only on an IBM Personal Computer, utilizing a DOS or Windows operating system, or an compatible computer hardware utilizing a DOS or Windows operating system.

         Following completion of the development of any additional applications, modules or enhancements to the Teller Software System pursuant to Section 4.01 hereof, the parties shall complete, execute and deliver, in triplicate, a supplement to Exhibit F in the form of Exhibit F-I hereto, which shall be in the English language, be consecutively numbered (e. g, F-2, F-3, F-4, etc, ) and set forth the "Effective Date" of such supplement, whereupon the ,applications, modules and enhancements listed on such supplement shall, ipso facto, become subject to the license granted to Republic under this paragraph (g), without the necessity for the execution or delivery by Filanbanco of any further or other document, instrument or paper, and this Agreement shall be amended and supplemented as to Exhibit F as provided in the relevant supplement effective as of the "Effective Date" specified therein. From and after the "Effective Date" of any such supplement, each reference in this Agreement to "this Agreement", and the terms "hereof", "hereby". "hereunder" and words of similar import used herein, shall be deemed to be references to this Agreement as amended and supplemented by such supplement.

         In addition, if not retained by Republic at the time of completion of the development of any applications, modules or enhancements of the Teller Software System pursuant to this Section 3.01 or Section 4.01 hereof, Filanbanco shall provide to Republic, at the time of delivery to Republic of the first copy of the disks containing such software and without charge to Republic, at least one (1) copy of the current user manual(s) prepared by Filanbanco or Republic relative to such software.

         No title to or ownership of any Teller Licensed Software is transferred to Republic under this Agreement, and such title or ownership shall at all times remain in Filanbanco or subsequent owner.

         Republic shall be free to make further copies or reproductions of disks containing Teller System Licensed Software retained by or delivered to Republic pursuant to this paragraph (g) as well as any user manual(s) so retained by or delivered to Republic, for use in its business within the terms of the license granted to Republic pursuant to this paragraph (g), but shall not make any Teller Licensed Software or related user manual(s) available in any form to any Person not a party to this Agreement, except in the circumstances described in clauses (a) through (f) of Section 9.01 hereof and except to employees and agents of the parties concerned with Republic's licensed use of Teller System Licensed Software or the operation of Republic's Host Mainframe and/or related Peripheral Equipment to the extent such employees and agents of the parties have a need to know of such matters. Republic agrees to use all reasonable efforts to make its employees, agents and other individuals using the Teller System Licensed Software and any related user manuals aware of Republic's obligations under the preceding sentence and under Article IX (Confidentiality) of this Agreement, and agrees to obtain from such employees, agents and other individuals a form of confidentiality agreement provided by Filanbanco that conforms to the aforementioned obligations of Republic under this Agreement.

         Filanbanco may terminate the license granted to Republic under this paragraph (g), and require Republic to return all disks containing Teller Licensed Software and related user manual(s), if Republic shall fail to comply with the penultimate paragraph of this paragraph (g).

         (H) FILANBANCO'S WARRANTY AGAINST SOFTWARE INFRINGEMENT INDEMNITY

         In consideration of Republic's conveyance, under paragraph (f) of this
Section 3.01, of Republic's entire right, title and interest in and to the Teller Software System and all applications and modules thereof developed pursuant to this Section 3.01, together with the source and object codes applicable thereto (each such application, module and relevant source and object code being hereinafter in this Section 3.01 referred to as a "COMPONENT" and all such applications, modules and source and object codes, at the time in being, being hereinafter in this Section 3.01 collectively referred to as "COMPONENTS"), and of the payment in full by Republic to Infordatos of the sum specified in paragraph (e) of this Section 3.01, Filanbanco hereby represents and warrants to Republic that, when licensed to Republic pursuant to paragraph
(g) of this Section 3.01 and delivered, installed and operating on the computer equipment specified in said paragraph (g), the use by Republic of the Teller Software System and any or all component(s) thereof, within the terms of said license, will not infringe or violate Any patent, copyright, trade secret or other proprietary right of any Person not a party to this Agreement.

         Subject to the next sentence, Filanbanco shall defend any claim or suit brought against Republic alleging that Republic's use of the Teller Software System (or any component thereof) within the terms of the license herein granted to Republic by Filanbanco infringes or has infringed or violates or has violated any patent, copyright, trade secret or other proprietary right of any Person not a party to this Agreement, and shall pay the costs and damages, if any, finally awarded against Republic in any such suit; PROVIDED that Filanbanco is given prompt written notice by Republic of the assertion of any such claim or the commencement of any such suit and is given information, reasonable assistance and the sole authority to defend or settle such claim or suit; AND, PROVIDED, FURTHER, that no settlement of any such claim or suit that would affect in any way any right, power, privilege or remedy of Republic with respect to any matter or thing other than Republic's use of the Teller Software System (and the components thereof) licensed to Republic by Filanbanco under paragraph (g) of this Section 3.01 shall be entered into by Filanbanco without the prior written approval of Republic. Anything in the preceding sentence to the contrary, notwithstanding, Filanbanco and Republic shall share equally, and shall pay such costs, expenses and/or damages as they accrue, the cost of defending any claim or suit described in the preceding sentence arising prior to the effective date of any Change of Control, as well as the costs and damages, if any, finally awarded against Republic in any such suit; with respect to any such claim or suit arising on or after the effective date of any Change of Control, Filanbanco shall be solely responsible for paying, as they accrue, all costs of defending any such claim or suit and the costs and damages, if any, finally awarded against Republic in any such suit, provided that Filanbanco's obligation to pay the costs of defending any such claim or suit and the costs and damages, if any, finally awarded against Republic in any such suit shall be limited to an amount equal to fifty per cent (50%) of the cumulative, gross amount of all license fees received by Filanbanco, up to the date of any such claim- or suit, from licensing the Teller Software System, as at any time configured, to the United States licensees other than Republic.

         In the defense or settlement of any such claim or suit, Filanbanco may obtain for Republic (at Filanbanco's own cost and expense) the right to continue the use of the Teller Software System and/or applicable component (s) that is
(are) the subject of such claim or suit.

In the event that Filanbanco is unable or unwilling to obtain for Republic the right to continue the use of the Teller Software System and/or the component(s) thereof that is (are) the subject of such infringement claim or suit and Republic determines (in its sole and absolute discretion) that it is necessary for Republic to contract for software licenses with outside vendors to take the place of the infringing, or allegedly infringing, Teller Software System (or applicable component(s) thereof), then Filanbanco shall pay to Republic, in Dollars and in immediately available funds, in Miami, Florida, USA, as and when due or in a lump sum at the commencement of the applicable license contracted for by Republic, the license fees payable by Republic to such outside vendor(s) for such new license(s) for a license term extending for a period of two (2) years from the effective date of the applicable license(s) (not to exceed, however, the total sum theretofore paid by Republic to or for the account of Infordatos under paragraph (e) of this Section 3.01), the parties hereto agreeing that such payments to Republic by Filanbanco shall be in the nature of liquidated damages to Republic for the breach by Filanbanco of its warranty with respect to the Teller Software System and the components thereof contained above in this paragraph (h), and not a penalty. Filanbanco hereby agrees that any such payment(s) due to Republic by Filanbanco may be offset by Republic against any funds held in any deposit account, or deposit accounts, at Republic by Filanbanco or Infordatos, as applicable, and/or against any, payment(s) due to Filanbanco or Infordatos from Republic hereunder for services rendered by Filanbanco or Infordatos hereunder, as the case may be, and that Republic may appropriate and apply to any such payments due Republic any and all funds at any time and from time to time to the credit of any such account of Filanbanco or Infordatos at Republic, to the extent required to satisfy such payments due Republic.

         The obligations of Filanbanco and Republic under this paragraph (h) shall survive the termination of this Agreement and the license herein granted to Republic by Filanbanco, in the Teller Software System and the various components thereof.

         (I) FILANBANCO'S DISCLAIMER OF ALL OTHER WARRANTIES WITH RESPECT TO THE TELLER SOFTWARE-SYSTEM AND COMPONENTS THEREOF

         EXCEPT FOR THE EXPRESS WARRANTIES OF FILANBANCO CONTAINED IN PARAGRAPH
(H) OF THIS SECTION 3.01, FILANBANCO HEREBY DISCLAIMS ANY AND ALL WARRANTIES WITH RESPECT TO THE TELLER SOFTWARE SYSTEM (AND ANY AND ALL COMPONENTS THEREOF) AT ANY TIME SUBJECT OR BECOMING SUBJECT TO THE LICENSE GRANTED TO REPUBLIC UNDER PARAGRAPH (G) OF THIS SECTION 3.01, INCLUDING WITHOUT LIMITATION, ALL IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

         (J) VOLUNTARY TERMINATION OF LICENSE BY REPUBLIC; RECONVEYANCE TO FILANBANCO.

         Republic shall have the right at any time and from time to time, with or without cause, to terminate and reconvey to Filanbanco the license granted to Republic under paragraph (g) of this Section 3.01 with respect to the Teller Software System (and any and all components thereof) subject or becoming subject to said license. Any such reconveyance shall be without recourse upon or warranty by Republic.

         In conjunction with any such termination and reconveyance Republic shall redeliver to Filanbanco all CD-ROM disks and/or 3.5" floppy disks containing the Teller Software System (and any and all components thereof) reconveyed and all related user manual(s) in Republic's possession, whereupon neither Filanbanco nor Republic shall have any further obligation or liability to the other with respect to the Teller Software System (or any component thereof) except with respect to matters arising prior to the effective date of such termination, reconveyance and redelivery and except with respect to obligations hereunder (including any indemnities provided for under this Agreement) stated to survive the termination of this Agreement or any license hereunder.

         SECTION 3.02. OTHER APPLICATIONS - SUBSEQUENT PHASES

         Following the licensing to Republic by Filanbanco of the Teller Software System, Republic shall have the sole right under this Agreement, for a period of two (2) years from the Phase A Acceptance Date, to engage the services of Filanbanco and Infordatos to consider whether it might be feasible for the parties to develop jointly one or more other phases (such as a deposit and /or loan software system) of the integrated bank software system contemplated by the parties in their 1992 and 1993 discussions.

         Republic's right to engage the services of Filanbanco and Infordatos, as aforesaid, shall be exercised not earlier than one (1) year following the Phase A Acceptance Date, in a written notice given by Republic to Filanbanco prior to the expiration of two (2) years from the Phase A Acceptance Date. In the event that Republic shall have given no written notice to Filanbanco, within the appropriate period specified in the preceding sentence, purporting to engage the services of Filanbanco and Infordatos to consider the feasibility of the parties, jointly developing one or more other phases of the integrated bank software system contemplated by the parties in their 1992 and 1993 discussions, then Republic's rights under the foregoing provisions of this Section 3.02 shall lapse at the expiration of two (2) years f rom the Phase A Acceptance Date, without any notice or other action by Filanbanco or Infordatos.

         As promptly as may be practicable following the date any qualifying notice is given by Republic to Filanbanco pursuant to the foregoing provisions of this Section 3.02, the parties shall meet in the United States or in Ecuador to discuss the feasibility of their jointly developing the new phase or phases contemplated by Republic's notice, and if such a project is determined to be feasible by each of the parties in their sole and absolute discretion, then they shall jointly prepare a Detailed Plan of the relevant phase modeled on the Detailed Plan of Phase A attached to this Agreement as Exhibit C.

         Promptly following the agreement of the parties to a Detailed Plan of the relevant phase, the parties shall prepare, execute and deliver an amendment to this Agreement, adding a new Section to this Article, redesignating this
Section 3.02 and Section 3.03 as appropriate, and amending Section 1.01, to set forth their agreement and definitional terms applicable to the development work to be carried out under the relevant new phase. Such amendment shall follow, to the extent applicable and practical, the format and subject matter covered by prior Sections of this Article and the Exhibits relating to earlier phases of the SABI Project, to include a license by Filanbanco to Republic of the applications, modules and enhancements comprising the new software system developed pursuant to the relevant new Section of this Article III.

         SECTION 3.03. FORCE MAJEURE

         In the event that the due performance by any party of any of its obligations under any of the foregoing Sections of this Article III is prevented or delayed due to any cause beyond the reasonable control of such party (including, but not limited to, acts of God, strikes and other labor disputes, fire, explosion, flood, hurricane, windstorm, earthquake or other natural disaster, epidemic, war, riot, revolution, power failures, court order, government regulation or similar or dissimilar event beyond the reasonable control of such party), and is not the result (directly or indirectly) of any act or omission on the part of such party, then its performance of such obligations, and all payments by any other party contingent upon or related to such performance, shall be suspended during the period of continuance of such cause until the same shall cease or otherwise became ameliorated to the extent that; relevant party may reasonably be expected to resume the substantial performance of its suspended obligation(s) hereunder. No failure of any party to perform any of its aforesaid obligations during the period that such performance is excused by virtue of the foregoing provisions of this Section 3.05 shall give rise to any cause of action in favor of any other party.

                                   ARTICLE IV

      FUTURE UPGRADES, IMPROVEMENTS AND ENHANCEMENTS OF SABI (USA) SYSTEM:
                   MODIFICATIONS; COOPERATION AMONG PARTIES.

         SECTION 4.01. FUTURE UPGRADES, IMPROVEMENTS AND ENHANCEMENTS OF SABI
(USA) SYSTEM; MODIFICATIONS; COOPERATION AMONG PARTIES

         As owner of the SABI (USA) System developed pursuant to this Agreement, Filanbanco shall make available to Republic, free of charge, in the form of CD-ROM disks, 3.5" floppy disks or other acceptable media and in the English language, any commercial upgrades, improvements or enhancements made by or for Filanbanco to existing features of the System then licensed to Republic under this Agreement, whether or not such upgrades, improvements or enhancements are offered to other licensees of the System or components thereof, together with any changes to the user manual(s) made by or for Filanbanco in connection with each such upgrade, improvement or enhancement, whereupon the applicable license granted to Republic under Article III of this Agreement shall be deemed to apply to the licensed System as so updated, improved or enhanced, without the necessity for the execution or delivery by Filanbanco of any further document instrument or paper.

         In addition, upon reasonable notice in writing from Republic, Filanbanco and Infordatos agree to consult and work with Republic in exploring the feasibility of, and implementing to the extent found to be feasible by the three parties, any changes or modifications to the SABI (USA)

System, or any component thereof, then licensed to Republic and deemed necessary or advantageous by Republic to the operation- of the System in relation to its business.

         Upon successful completion of any such change or modification, Filanbanco will incorporate such change or modification in the applicable software program licensed to Republic under this Agreement and provide Republic, free of charge, with CD-ROM disks or 3.5" floppy disks containing the changed or modified program, whereupon the license granted to Republic hereunder will be deemed to apply to such software program as changed or modified, without the necessity for the execution or delivery by Filanbanco of any further document, instrument or paper.

         Republic agrees to compensate Filanbanco for the services of its staff rendered pursuant to this Section 4.01, at Filanbanco's or Infordatos' then standard PER DIEM rates for the personnel involved, which will be due and payable, in Dollars, by Republic check, when invoiced to Republic. Any new, amended or supplemental user manual(s) required in connection with the use or operation of the SABI (USA) System, as so changed or modified, will be supplied to Republic by Filanbanco without charge.

                                    ARTICLE V

CHANGE OF CONTROL OF REPUBLIC; CONTINUATION OF LICENSES; VOLUNTARY TERMINATION OF SABI (USA) LICENSES BY REPUBLIC; RECONVEYANCE TO FILANBANCO.

         SECTION 5.01. CHANGE OF CONTROL OF REPUBLIC; CONTINUATION/ TERMINATION OF LICENSES

         In the event that Republic shall undergo a Change of Control (as hereinafter defined) after the date of execution and delivery of this Agreement, then (a) the license to use Microsoft Select Software Products granted to Republic by Filanbanco under Section 2.01 of this Agreement shall IPSO FACTO terminate on the effective date of such Change of Control, and Filanbanco shall have the right immediately to terminate the designation of Republic as a "Select Customer" under the Microsoft Select Master Agreement and as a "Lead Customer Affiliate" under the Microsoft Select Enrollment Agreement, whereupon all of Republic's rights as such designee under the relevant Agreement shall cease and determine except such rights as, by the terms of the relevant Agreement, continue despite the termination of Republic as a designated "Select Customer" or "Lead Customer Affiliate", as the case may be, and (b) the licenses to use SABI (USA) System software products granted to Republic by Filanbanco under
Article III of this Agreement shall terminate on the one hundred eightieth (180th) day (or such later date as shall be agreed to by Filanbanco in writing with Republic's new owner(s) following the effective date of such Change of Control, of Filanbanco and Republic's new owner(s) shall not, by such applicable date, have amended this Agreement to provide for, or otherwise agreed in writing to, a continuation of such SABI (USA) System licenses in consideration of the payment to Filanbanco by such new owner(s) of reasonable license fees, and reasonable fees for updates, improvements and enhancements, if any, to be provided by Filanbanco to such new owner(s), with respect to the SABI (USA) System software products then subject to this Agreement.

         Upon any termination of the aforesaid license to use Microsoft Select Software Products and/or the license to use SABI (USA) System software products granted to Republic by Filanbanco hereunder, as applicable, Republic shall promptly return to Filanbanco all disks containing the relevant licensed software and all related user manuals and, in the case of the Microsoft Agreements, shall promptly comply with the termination provisions of said Agreements having applicability to Republic as a terminated Select Customer, whereupon neither Filanbanco nor Republic shall have any further obligation or liability to the other with respect to any such terminated license or the computer disks or user manuals returned to Filanbanco pursuant to this Section 5.01, except with respect to matters arising prior to the effective date of termination of the relevant license, or the effective date of redelivery by Republic of such computer disks and user manuals, as applicable, and except with respect to obligations hereunder (including any indemnities provided for under this Agreement) stated to survive the termination of this Agreement or any license hereunder.

         For purposes of clause (b) of the preceding paragraph, license fees demanded by Filanbanco for the continuation of the licenses granted to Republic with respect to SABI (USA) System software products under Article III of this Agreement shall be deemed to be "reasonable" if they do not exceed the highest license fees last charged by - Filanbanco to other United States licensees not affiliated with Filanbanco, located in the Southeastern United States, of the same software products, or, in the absence of such licenses, the average of the prices charged in the Southeastern United States by the three (3) largest bank software vendors doing business in said sector of the United States for licenses of comparable software products, or, in the absence of such comparable licensed software products, the price for the continuation of such licenses determined to be "reasonable" by the Fort Lauderdale, Florida, or the Miami, Florida, office one of the six (6) largest United States independent public accounting firms not then employed by any of the parties to this Agreement. In addition, fees demanded by Filanbanco for furnishing future updates, improvements and/or enhancements, if any, with respect to the SABI (USA) System software products licensed to Republic under Article III hereof shall be deemed to be "reasonable" for purposes of clause (b) of the preceding paragraph if they do not exceed the prices to be charged by Filanbanco for commercial updates, improvements and/or enhancements, as applicable, issued to other United States licensees (not affiliated with Filanbanco) in the Southeastern United States of the same software products, or, in the absence of such other licensees, if such fees do not exceed Filanbanco's unit cost of producing the relevant update, improvement or enhancement, plus a mark-up not to exceed fifteen (15) percent of such unit cost.

         For purposes of this Section 5.01, the term "CHANGE OF CONTROL", when applied to Republic, shall mean a transaction that results in a change of ownership of Republic, however accomplished, and which is subject to and receives regulatory approval under Section 7(j) of the Federal Deposit Insurance Act, as amended, 12 U.S.C. 1817(j), or Section 3 of the Bank Holding Company Act of 1956, as amended, 12 U.S.C. 1842, or both of said laws.

         SECTION 5.02 VOLUNTARY TERMINATION OF SABI (USA) SYSTEM LICENSE(S) BY REPUBLIC; RECONVEYANCE TO FILANBANCO

         Republic shall have the right at any time and from time to time, with or without cause, voluntarily to terminate and reconvey to Filanbanco one or more, or all, of the licenses to SABI (USA) System software products granted to Republic by Filanbanco under Article III of this Agreement. Any such reconveyance by Republic shall be without recourse upon or warranty by Republic.

         In conjunction with any such termination and reconveyance, Republic shall redeliver to Filanbanco all the CD-ROM disks or 3.51, floppy disks containing the software products reconveyed and all related user manual(s) in Republic's possession, whereupon neither Filanbanco nor Republic shall have any further obligation or liability to the other with respect to any such reconveyed software products except with respect to matters arising prior to the effective date of such termination, reconveyance and redelivery and except with respect to obligations hereunder (including any indemnities provided for under this Agreement) stated to survive the termination of this Agreement or any license hereunder.

                                   ARTICLE VI

            PATENT, TRADEMARK AND COPYRIGHT REGISTRATION OBLIGATIONS

         SECTION 6.01. AFFIXATION OF COPYRIGHT NOTICE AN SYSTEM MEDIA

         Each of the parties shall be responsible for affixing the Filanbanco copyright notice on each document, paper, tape or disk (herein collectively called "MEDIA") evidencing, representing or containing any codes, specifications, programs, directories, files, applications, modules, operating instructions, user manual(s) and other elements or components at any time and from time to time written, developed or constructed by the parties pursuant to
Article III of this Agreement and relating to or comprising part of the SABI
(USA) System.

         Such copyright notice shall be in the form specified below and shall be affixed to all such media in such manner and location as to give reasonable notice of the claim of copyright by Filanbanco in such media:

         Copyright 1994 Filanbanco S.A. and Infordatos, S.A.

         On paper media, such copyright notice shall be printed, stamped or typed on the cover page or back side of the cover page of the relevant document, whereas on non-paper media (such as plastic or metal), such copyright notice shall be printed, stamped or typed on a paper sticker which can be affixed to the top side of such disk or to the outer side of the core of a computer tape, so as to be prominently visible.

         SECTION 6.02. PATENT, TRADEMARK AND COPYRIGHT PROTECTION IN THE UNITED STATES AND FLORIDA

         As owner of the SABI (USA) System and for the protection of its licensees or prospective licensees in the United States (including Republic as initial licensee), Filanbanco shall have the responsibility of obtaining all available patent, trademark and copyright protection in the United

States and Florida with respect to all elements and components of the SABI (USA) System (including the name "SABI (USA) System") that may be patentable, copyrightable and/or registrable under the laws of the United States and the State of Florida, and Republic, as co-developer of the System in the United States, shall cooperate with Filanbanco in that effort.

         In fulfilling its obligations under this Section 6.02, Filanbanco shall, within thirty (30) days following each Phase Acceptance Date, engage competent and reputable patent/trademark/ copyright (counsel in Washington, D.C., USA, and the State of Florida, USA, for the purpose of filing all necessary applications to obtain all available patent, trademark and copyright protection for the SABI (USA) System and the name "SABI (USA) System" under the laws of the United States and of the State of Florida, and shall diligently pursue the application process in all appropriate offices in the United States and in Florida to a final conclusion through such counsel. Copies of all patents, certificates of copyright and certificates of trademark or service mark issued by the U.S. Patent Office, the U.S. Copyright Office and the Department of State of the State of Florida with respect to the SABI (USA) System, the software programs from time to time comprising the same and the name "SABI (USA) System" shall be distributed by Filanbanco to the other parties to this Agreement, promptly following Filanbanco's receipt of the same.

         All out-of-pocket costs and expenses incurred in such process (including the fees and disbursements of patent/trademark/copyright counsel employed in connection therewith) shall be borne by Filanbanco.

         SECTION 6.03. PATENT, TRADEMARK AND COPYRIGHT PROTECTION IN ECUADOR

         As owner of the SABI (USA) System and for the protection of its licensees or prospective licensees in Ecuador, Filanbanco shall have the responsibility of obtaining all available patent, trademark and copyright protection in Ecuador with respect to all elements and components of the SABI
(USA) System (including the name "SABI (USA) System") that may be patentable, copyrightable and/or registrable under the laws of Ecuador, including all such protections that may be available under the Intellectual Property Rights Agreement.

         In fulfilling its obligations under this Section 6.03, Filanbanco shall, within thirty (30) days of each Phase Acceptance Date, engage competent and reputable patent /trademark/ copyright counsel in Quito, Ecuador, for the purpose of filing all necessary applications to obtain all available patent, trademark and copyright protection for the SABI (USA) System and the name "SABI
(USA) System" under the laws of the Republic of Ecuador, and shall pursue the application process in all appropriate offices in Ecuador to the extent deemed appropriate or prudent by Filanbanco and such counsel. Copies of all patents, certificates of copyright and certificates of trademark or service mark issued by the relevant government office(s) in Ecuador with respect to the SABI (USA) System, the software programs from time to time comprising the same and the name "SABI (USA) System" shall be distributed by Filanbanco to the other parties to this Agreement, promptly following Filanbanco's receipt of the same.

         All out-of -pocket costs and expenses incurred in such process (including the fees and disbursements of patent/trademark/copyright counsel employed in connection therewith) shall be borne by Filanbanco.

                                   ARTICLE VII

                              CONSENT BY FILANBANCO

         SECTION 7.01. CONSENT BY FILANBANCO

         As registered and beneficial owner of all or substantially all of the issued and outstanding voting shares of Infordatos, Filanbanco hereby consents to the execution, delivery and performance by Infordatos of this Agreement.

                                  ARTICLE VIII

                       COMPLIANCE WITH FEDERAL RESERVE ACT

         SECTION 8.01. COMPLIANCE WITH FEDERAL RESERVE ACT

         Each of the parties has read and is familiar with Sections 23A and 23B of the Federal Reserve Act, being 12 U.S.C. Section 371c and 12 U.S.C. Section 371c-I respectively, containing restrictions on transactions between banks in the United States (such as Republic) that are members of a Federal Reserve Bank (such a member bank being herein referred to as a "Member Bank") and their "affiliates" (as that term is defined in Section 23A of the Federal Reserve
Act), and recognizes that the purpose of those Sections is to protect the Member Bank in its dealings with its affiliates.

         Accordingly, each party acknowledges that Section 23A requires that any transaction between a Member Bank and an affiliate, whether covered by said Section or exempt thereunder, must be on terms and conditions that are consistent with safe and sound banking practices, and that, under Section 23B, this transaction, which involves the "payment of money or the furnishing of services to an affiliate" by Republic, may be engaged in only (a) if the terms of the transaction and the circumstances under which it is entered into, including credit standards, are substantially the same as, or at least as favorable to Republic as, those prevailing at the time for comparable transactions by Republic with or involving companies not affiliated with Republic, or in the absence of comparable transactions, if the terms of the transaction and the circumstances under which it is entered into, including credit standards, are such that in good faith would be offered by Republic, or would apply, to companies not affiliated with Republic.

         Each of the parties acknowledges that the transaction evidenced by this Agreement is unique; and that none of the parties has entered into a comparable transaction with any company not affiliated with such party. In addition, each of the parties acknowledges that Republic, as a Member Bank, is obtaining, and will obtain during the course of and upon completion of the SABI Project, not only significant: price benefits in sublicensing Microsoft Select Software Products through Filanbanco under section 2.01 of this Agreement, but rights to obtain and use in its banking business in the United States, at low cost, bank software products developed or to be developed under Article III of this Agreement that are more advanced than any software system that can be licensed in the United States at the present time from software vendors not affiliated with Republic; that Republic has obtained or will obtain a competitive advantage over other banks that rely on bank software products licensed by software vendors doing business in the United States; and that Republic will obtain other significant economic benefits by participating in the SABI Project in the form of license fees saved. Accordingly, none of the parties believes that either Section 23A or 23B of the Federal Reserve Act will be violated by the entry by the parties into this Agreement, and that the transaction is consistent with safe and sound banking practices.

                                   ARTICLE IX

                                 CONFIDENTIALITY

         SECTION 9.01. CONFIDENTIALITY. Each party agrees to keep confidential, and not to disclose to any Person not a party to this Agreement without the prior written consent of the other parties hereto, the specific terms and conditions of this Agreement, the data processing programs or routines developed by the parties under this Agreement (including, without limitation, any operating systems, compilers, assemblers, utilities, library routines, maintenance routines, applications and computer networking programs), and any information designated as "proprietary" or "confidential" relating or belonging to any other party hereto and obtained in connection with this Agreement or the performance hereof (all such terms, conditions, data processing programs or routines and designated "proprietary" or "confidential" information being herein collectively called "Confidential Information"), except as provided in the next sentence and except that Filanbanco shall be permitted to disclose the aforementioned data processing programs and routines developed by the parties under this Agreement (including, without limitation, any operating systems, compilers, assemblers, utilities, library routines, maintenance routines, applications and computer networking programs) without limitation.

         Notwithstanding the foregoing provisions of this Section 9.01, it shall not be a breach by any party of its obligations under the foregoing provisions of this Section, nor shall any party have any liability to any other party hereto, if such party shall disclose Confidential Information (a) to the extent that such Confidential Information is or becomes part of the public domain through publication by the party owning such Confidential Information or in any patent, trademark or copyright license issued by any government or agency thereof, domestic or foreign, or (b) to the extent that such Confidential Information was known to such party prior to the date of such party's receipt of such Confidential Information, as shown by its written records, and such party is under no other obligation of confidentiality with respect to such Confidential Information, or (c) to the extent that such party is compelled by court order or other legal process to disclose such Confidential Information, or
(d) to the extent that such Confidential Information is germane in any litigation or arbitration proceeding between or among any parties to this Agreement and is disclosed by such party in such litigation or arbitration proceeding, or (e) to the extent that disclosure of such Confidential Information is made to independent public accountants and outside legal counsel employed by such party in connection with any audit or legal matter involving such party, or (f) to the extent that disclosure of such Confidential Information is required or requested by any governmental agency or regulatory authority, domestic or foreign, in connection with any supervisory examination of or regulatory proceeding involving such party.

                                    ARTICLE X

                             CONSENT TO JURISDICTION

         SECTION 10.01. FILANBANCO CONSENT TO JURISDICTION. Filanbanco hereby irrevocably agrees that any legal action or proceeding pertaining to this Agreement or to the SABI Project may be commenced by Republic against Filanbanco in the courts of the State of Florida, County of Dade, or of the United States of America for the Southern District of Florida, or in any jurisdiction in which Filanbanco shall own or hold property or may be present, including the Republic of Ecuador, and by its execution and delivery of this Agreement, Filanbanco hereby irrevocably submits to the non-exclusive jurisdiction of such courts, and in the case of the courts of the State of Florida and of the United States of America for the Southern District of Florida, Filanbanco hereby irrevocably designates and appoints CT Corporation System, with offices on the date hereof at 1200 South Pine Island Road, Plantation, Florida USA 33324, agent of Filanbanco to receive service of process in any such action or proceeding and to admit service with respect thereto, and hereby agrees to indemnify said agent in connection with all matters relating to its appointment as agent of Filanbanco for such purposes.

         In the event that CT Corporation System resigns or ceases to serve as Filanbanco's agent for service of process hereunder, Filanbanco agrees forthwith to designate and appoint another agent for such purpose acceptable to Republic. Filanbanco hereby irrevocably agrees that service of process in any such action or proceeding may be made either by mailing by registered or certified airmail, postage prepaid, a copy of the summons and complaint, or other legal process, in any such action or proceeding to Filanbanco, at its last address provided for in
Section 11.03 hereof, or by wailing by first class mail, postage prepaid, or by delivering, a copy of such process to Filanbanco in care of Filanbanco's aforesaid agent at its address in the State of Florida.

         Filanbanco agrees that service of process in any such action or proceeding, effected as aforesaid, shall be deemed personal service upon Filanbanco in the State of Florida, Dade County, and shall be legal and binding upon Filanbanco for all purposes notwithstanding any failure an the part of Filanbanco's agent to forward copies of such process to Filanbanco or any failure on the part of Filanbanco to receive copies of such process mailed directly to Filanbanco in accordance with the provisions of this Section.

         Filanbanco, hereby waives, to the fullest extent permitted by law, any objection it may now or hereafter have to the laying of venue in any such action or proceeding in any such court as well as any right it may now or hereafter have to remove any such action or proceeding, once commenced, to another court (State or Federal) or country on the grounds of forum non conveniens, comity or otherwise.

                                   ARTICLE XI

                                  MISCELLANEOUS

         SECTION 11.01. NO WAIVER. No failure or delay on the part of any party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. No notice to or demand upon any party in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.

         SECTION 11.02. AMENDMENTS/WAIVERS IN WRITING. No amendment, modification, termination or waiver of any provision of this Agreement, nor consent to any departure by any party therefrom, shall be effective unless the same shall be in writing and signed by all parties hereto, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 11.03. NOTICES. All written notices, demands, instructions and other communications required or permitted to be given to or made upon any party hereto shall be personally delivered (which may be by commercial courier) or sent by prepaid Telex, cablegram or telegram (with messenger delivery specified in the case of a cablegram or telegram) or by telecopier, on a Business Day, and (unless a later time or date therefor is specified therein) shall be effective for purposes of this Agreement (a) in the case of personal delivery, when such writing is personally delivered to the intended recipient thereof at the address designated by such recipient for such purpose pursuant to this Section during normal business hours of the intended recipient, or (b) on the Business Day next succeeding the Business Day such notice, demand, instruction or other communication has been transmitted to the intended recipient thereof (during its normal business hours) by prepaid cablegram or telegram addressed to such recipient at its last such designated address with messenger delivery specified, or (c) on the Business Day such notice, demand, instruction or other communication has been transmitted to the intended recipient thereof (during its normal business hours) by prepaid Telex addressed to such recipient by reference to such recipient's Telex number, or by telecopier directed to such recipient's telecopier number, as applicable.

         Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this Section, notices, demands, instructions and other communications in writing shall be given to or made upon the respective parties hereto at their respective addresses (or to their respective Telex or telecopier numbers) indicated below:

If to Filanbanco:                        Filanbanco S.A.
                                         Av. 9 de Octubre #203
                                         Edificio Filanbanco
                                         Guayaquil
                                         Ecuador
                                         Attention: Sr. Alfredo Ochoa Espinosa
                                         Telex Mo. 43173 (Answerback: Filban ED)
                                         Telecopier No. [593-41 32.65.14

With a copy to:                          M. Cristina Moreno, Esq.
                                         Murai, Wald, Biondo & Moreno
                                         900 Ingraham Building
                                         25 Southeast 2nd Avenue
                                         Miami, Florida 33131
                                         Telecopier No.: (305) 358-9490

If to Infordatos:                        Infordatos S.A.
                                         Av. 9 of Octubre #203
                                         Edificio Filanbanco
                                         Guayaquil
                                         Ecuador
                                         Attention: Sr. Juan Arnao Ramirez
                                         Telex No. 328900 (Answerback: none)
                                         Telecopier No. [593-4] 32.89.00

If to Republic:                          Republic National Bank of Miami
                                         2103 Coral Way-- 3rd Floor
                                         Miami, Florida 33145
                                         Attention: Mr. George J. Quintero
                                         Telex No. 152281 (Answerback: RNB UT)
                                         Telecopier No. (305) 250-4314


         If any day on which any notice, demand, instruction or other communication is given by any party hereto is not a Business Day, such notice, demand, instruction or other communication shall be deemed to have been given on the Business Day next succeeding such non-Business Day.

         SECTION 11.04. ENGLISH LANGUAGE/DOLLAR VALUES TO CONTROL. The official language of this Agreement (including each Exhibit hereto) and all agreements, instruments, certificates, notices, papers, reports, opinions, financial statements, letters or other writings delivered to or by any party hereto and relating to the performance of, or the exercise of rights or remedies under or in connection with, this Agreement shall be English, and all financial data or transactions set forth therein shall be expressed and measured in Dollars. If any such agreement, instrument, certificate, notice, paper, report, opinion, financial statement, letter or other writing is submitted or furnished in a language other than English, or if any such financial data or transactions shall be expressed or measured in a currency other than Dollars, such agreement, instrument, certificate, notice, paper, report, opinion, financial statement, letter or other writing, or such financial statement, shall be accompanied by an official English translation thereof (or be translated into English by Republic), or translated into Dollars by Republic, as the case may be, which translation by Republic shall control in the event of an inconsistency between languages or currencies, as the case may be.

         SECTION 11.05. BINDING EFFECT; ASSIGNMENTS NOT PERMITTED. Subject to the further provisions of this Section, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. No party shall be permitted to assign this Agreement, or any interest herein (voluntarily, by operation of law or otherwise), without the prior written consent of all other parties.

         SECTION 11.06. GOVERNING LAW. This Agreement shall be deemed to be a contract made under the laws of the State of Florida and for all purposes shall be governed by and construed in accordance with the internal laws of said State without regard to the choice of law rules of said State.

         SECTION 11.07. SEVERABILITY OF PROVISIONS. Any provision of this Agreement which is held by a court of competent jurisdiction in the United States to be prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

         SECTION 11.08. HEADINGS. Article and section headings used in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

         SECTION 11.09. EXECUTION IN COUNTERPARTS. This Agreement may be executed and delivered by the parties in any number of counterparts and by different parties on different counterparts, each of which counterparts, whet so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their respective officers thereunto duly authorized, as of the date first above written.


                                     FILANBANCO S.A.


                                     By: /s/ PEDRO GOMEZ-CENTRION
                                         --------------------------------------
                                     Dr. Pedro Gomez-Centrion, General Manager


                                     INFORDATOS S.A.


                                     By: /s/ ALFREDO OCHOA ESPINOSA
                                         --------------------------------------
                                          Alfredo Ochoa Espinosa, President


                                     REPUBLIC NATIONAL BANK OF MIAMI


                                     By: /s/ OSCAR BUSTILLO, JR.
                                         --------------------------------------
                                          Oscar Bustillo, Jr., President